                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                             NEOTHERAPEUTICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                             [NEOTHERAPEUTICS LOGO]


                                  March 1, 2001



Dear Stockholder:

        You are cordially invited to attend the Special Meeting of Stockholders of NeoTherapeutics, Inc. (the "Company") to be held on Friday, April 6, 2001, at the Company's corporate headquarters located at 157 Technology Drive, Irvine, California, beginning at 9:00 a.m., local time.

        At the Special Meeting, you will be asked to amend the Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 25,000,000 to 50,000,000. Details regarding the amendment are described in the accompanying Notice of Special Meeting and Proxy Statement, which are attached and which I urge you to read carefully.

        It is important that your shares be represented; therefore, even if you presently plan to attend the Special Meeting, please complete, sign and date and promptly return the enclosed proxy card in the envelope provided. If you do attend the Special Meeting and wish to vote in person, you may withdraw your proxy at that time.

        I look forward to seeing you at the Special Meeting.


                                                 Very truly yours,

                                                 /s/ Alvin J. Glasky
                                                 -------------------------------
                                                     Alvin J. Glasky, Ph.D.
                                                     Chief Executive Officer and
                                                     Chairman of the Board




         157 Technology Drive, Irvine, California 92618 P.O. Box 57052,
                         Irvine, California 92619-7052
       TEL 949-788-6700 FAX 949-788-6706 WEB SITE www.neotherapeutics.com

                              NEOTHERAPEUTICS, INC.

                              157 TECHNOLOGY DRIVE
                            IRVINE, CALIFORNIA 92618

                               -------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 6, 2001

                               -------------------

        NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the "Special Meeting") of NeoTherapeutics, Inc. (the "Company") will be held at the principal business office of the Company, 157 Technology Drive, Irvine, California, on Friday, April 6, 2001, at 9:00 a.m., local time, for the following purposes:

        (1) To amend the Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, $.001 par value per share, from 25,000,000 to 50,000,000 shares; and

        (2) To transact any other business as may properly come before the Special Meeting and any adjournment thereof.

        Please refer to the accompanying Proxy Statement for a more complete description of the matters to be considered at the meeting. Stockholders of record at the close of business on February 16, 2001 (the "Record Date"), are entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. All stockholders are cordially invited to attend the Special Meeting in person. A list of such stockholders will be available for examination by any stockholder at the Special Meeting and, for any purpose germane to the Special Meeting, at the principal business office of the Company, 157 Technology Drive, Irvine, California, for a period of ten days prior to the Special Meeting.


                                              By Order of the Board of Directors

                                              /s/ Samuel Gulko
                                              ----------------------------------
                                                  Samuel Gulko
                                                  Secretary


Irvine, California
March 1, 2001


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

        PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD, AND RETURN IT IN THE PREADDRESSED ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                              NEOTHERAPEUTICS, INC.

                              157 TECHNOLOGY DRIVE
                            IRVINE, CALIFORNIA 92618

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

                         SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 6, 2001

GENERAL INFORMATION

        We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of NeoTherapeutics, Inc. for use at the Special Meeting of Stockholders, or the Special Meeting, to be held on Friday, April 6, 2001, at 9:00 a.m., local time. The Special Meeting will be held at our principal business office, 157 Technology Drive, Irvine, California. The terms "NeoTherapeutics," "us," "we" and "our" as used in this statement refer to NeoTherapeutics, Inc.

        This Proxy Statement and the accompanying proxy are first being mailed to our stockholders on or about March 1, 2001.

REVOCABILITY OF PROXIES

        You may revoke your proxy at any time before its exercise by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. Prior to the date of the Special Meeting, you must deliver any notice of revocation or subsequent proxy to the Secretary of NeoTherapeutics at 157 Technology Drive, Irvine, California 92618, the principal executive office of the Company. On the date of the Special Meeting, you should deliver any or notice of revocation or subsequent proxy in person at the Special Meeting prior to the time of the vote. Accordingly, executing the enclosed proxy will not affect your right to vote in person should you find it convenient to attend the Special Meeting and desire to vote in person, so long as you have revoked your proxy prior to its exercise in accordance with these instructions.

VOTING AND SOLICITATION

        On February 16, 2001, the record date with respect to this solicitation, there were 16,005,319 shares of our common stock outstanding. No other securities are entitled to vote at the Special Meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. Each stockholder of record is entitled to one vote for each share held as of the record date on all matters to come before the Special Meeting and at any adjournment thereof.

        QUORUM. The holders of a majority of the outstanding shares of our common stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Special Meeting. We will count proxies marked "abstain" or "Broker non-votes" (i.e. shares held by a broker or nominee which are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) for purposes of determining the presence or absence of a quorum at the Special Meeting for the transaction of business.

        VOTE REQUIRED. The amendment of our Certificate of Incorporation to increase the number of authorized shares of common stock will require the affirmative vote of a majority of the shares of our outstanding common stock. Consequently, abstentions, broker non-votes and shares as to which proxy authority has been withheld will have the same effect as votes "against" the proposal.

        The shares represented by all valid proxies received will be voted in accordance with the instructions specified in the proxy. Unless you direct otherwise in your proxy, the persons named in the proxy will vote FOR the proposal to increase our authorized common stock. As to any other business that may properly come before the Special Meeting, they will vote in accordance with their best judgment. We presently do not know of any other such business.

        SOLICITATION. Proxies for use at the Special Meeting are being solicited by our Board of Directors. We will solicit proxies principally by mail. Our officers, directors, agents and employees may contact stockholders, banks, brokerage houses and others, by telephone, facsimile or in person to request that proxies be furnished to ensure a quorum at the Special Meeting. We will bear all expenses incurred in connection with this solicitation. These costs include reimbursements to banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners of our common stock. Our officers, directors and employees will not receive additional compensation for these services. We have engaged Georgeson Shareholder Communications Inc., or Georgeson, to solicit proxies and distribute materials to banks, brokerage houses and other custodians and nominees. We will pay Georgeson a fee of approximately $7,500.00 plus expenses for these services.

NO DISSENTER'S RIGHTS

        Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the proposal to increase our authorized common stock.

                      PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 15, 2001 by (i) each person, or group of affiliated persons, who is known by us to own beneficially 5% or more of our common stock, (ii) each of our directors, (iii) each of our named executive officers as defined in Item 402(a)(3) of Regulation S-K of the Securities Act of 1933, and (iv) all of our directors and executive officers as a group. The information as to each person or entity has been furnished by that person or entity, and unless otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise specified, the address of the named beneficial owner is 157 Technology Drive, Irvine, California 92618.

                                                         SHARES       PERCENT
                                                      BENEFICIALLY   OF SHARES
NAME OF BENEFICIAL OWNERS (1)                           OWNED(1)    OUTSTANDING
-----------------------------                         ------------  -----------
Alvin J. Glasky, Ph.D. (2)...........................  1,428,748        8.8%

HBK Investments L.P. (3).............................  1,134,377        6.8%

Ingalls & Snyder, L.L.C. (4).........................  2,553,375       15.9%

Strong River Investments, Inc. (5)...................  1,721,113        9.999%

Samuel Gulko (6).....................................    101,683        *

Michelle S. Glasky, Ph.D. (7) (8)....................     50,980        *

Mark J. Glasky (9) (10)..............................     77,979        *

Ann C. Kessler, Ph.D. (11)...........................     27,500        *

Armin M. Kessler (11)................................     27,500        *

Eric L. Nelson, Ph.D. (12)...........................     86,000        *

Carol O'Cleireacain, Ph.D. (13)......................     69,500        *

Joseph Rubinfeld, Ph.D. (12).........................     39,500        *

Stephen Runnels (14).................................          0        *

Rajesh Shrotriya, M.D. (15)..........................     72,000        *

Paul H. Silverman, Ph.D., D.Sc. (13) ................     47,000        *

D. Scott Wieland, Ph.D., MBA (16)....................     11,000        *

All Executive Officers and Directors
  as a group (15 persons) (17).......................  2,095,540       12.5%

----------------
 *   less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of February 15, 2001, are deemed beneficially owned and outstanding for computing the percentage of the person holding such securities, but are not considered outstanding for computing the percentage of any other person.

(2) Includes 277,500 shares subject to options held by Dr. Alvin J. Glasky and 23,000 shares subject to options held by Dr. Glasky's wife, Rosalie H. Glasky, which are currently exercisable or exercisable within 60 days of February 15, 2001. Also includes 4,000 shares held by the NeoTherapeutics, Inc. 401(k) Plan, and 23,149 shares beneficially owned by Rosalie H. Glasky. Does not include 77,979 shares beneficially owned by Mark J. Glasky and 50,980 shares beneficially owned by Dr. Michelle S. Glasky, Dr. Glasky's adult children, for which Dr. Glasky disclaims beneficial ownership. In addition to the shares of NeoTherapeutics common stock shown in the table above, Dr. Glasky beneficially owns 1,500 shares of the common stock of NeoOncoRx, Inc., a subsidiary of NeoTherapeutics.

(3) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2001, and discussions with HBK Investments, L.P., includes 334,544 shares held by Montrose Investments Ltd. as of February 15, 2001 and 778,983 shares issuable upon exercise or conversion of warrants and convertible preferred stock exercisable or convertible within 60 days of February 15, 2001. HBK Investments L.P. has sole voting and dispositive power over these shares pursuant to an Investment Management Agreement with Montrose Investments Ltd. Does not include shares that may become issuable upon exercise of adjustable warrants dated September 29, 2000, held by Montrose Investments Ltd. within 60 days of February 15, 2001. As of February 15, 2001, the number of shares, if any, as to which the adjustable warrants may become exercisable was not determinable. The address of HBK Investments L.P. is 300 Crescent Court, Suite 700, Dallas, Texas 75201.

(4) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2001, Ingalls & Snyder, L.L.C. reported that it had sole voting and dispositive power over 291,847 shares, including 48,825 shares issuable upon the exercise of warrants, and shared dispositive power over 2,261,528 shares, including 255,725 shares issuable upon exercise of warrants. The address of Ingalls & Snyder, L.L.C. is 61 Broadway, New York, New York 10006.

(5) Represents shares issuable upon exercise or conversion of warrants and convertible preferred stock exercisable or convertible within 60 days of February 15, 2001. Does not include shares that may become issuable upon exercise of adjustable warrants dated September 29, 2000, held by Strong River Investments, Inc. within 60 days of February 15, 2001. As of February 15, 2001, the number of shares, if any, as to which the adjustable warrants may become exercisable was not determinable. The address of Strong River Investments, Inc. is c/o Gonzalez-Ruiz 7 Aleman (BVI) Limited, Wickhams Cay I, Vanterpool Plaza, P.O. Box 873, Road Town, Tortolla, BVI.

(6) Includes 79,083 shares subject to options held by Mr. Gulko which are currently exercisable or exercisable within 60 days of February 15, 2001. Also includes 1,050 shares subject to currently exercisable warrants and 5,000 shares owned by the Sam Gulko CPA Keough Plan. In addition to the shares of NeoTherapeutics common stock shown in the table above, Mr. Gulko beneficially owns 1,000 shares of the common stock of NeoOncoRx, Inc., a subsidiary of NeoTherapeutics.

(7)  Michelle S. Glasky, Ph.D., is the adult daughter of Dr. Alvin J. Glasky.

(8) Includes 42,500 shares subject to options held by Dr. Michelle S. Glasky which are currently exercisable or exercisable within 60 days of February 15, 2001, and 500 shares subject to currently exercisable warrants.

(9)  Mark J. Glasky is the adult son of Dr. Alvin J. Glasky.

(10) Includes 59,500 shares subject to options held by Mr. Glasky which are currently exercisable or exercisable within 60 days of February 15, 2001, and 1,000 shares subject to currently exercisable warrants.

(11) Includes 17,500 shares subject to options held by each of Dr. Ann C. Kessler and Armin M. Kessler which are currently exercisable or exercisable within 60 days of February 15, 2001. Dr. Ann C. Kessler and Armin M. Kessler are husband and wife.

(12) Includes 39,500 shares subject to options held by each of Drs. Nelson and Rubinfeld which are currently exercisable or exercisable within 60 days of February 15, 2001.

(13) Includes 59,500 shares subject to options held by each of Drs. O'Cleireacain and Silverman, which are currently exercisable or exercisable within 60 days of February 15, 2001.

(14) Mr. Runnels served as our Executive Vice President until September 30,
     2000.

(15) Includes 50,000 shares subject to options held by Dr. Shrotriya, which are currently exercisable or exercisable within 60 days of February 15, 2001. In addition to the shares of NeoTherapeutics common stock shown in the table above, Dr. Shrotriya beneficially owns 2,500 shares of the common stock of NeoOncoRx, Inc., a subsidiary of NeoTherapeutics.

(16) Includes 11,000 shares subject to options held by Dr. Wieland, which are currently exercisable or exercisable within 60 days of February 15, 2001.

(17) Includes 815,583 shares subject to options which are currently exercisable or exercisable within 60 days of February 15, 2001, and 11,150 shares subject to currently exercisable warrants. Includes 10,000 shares subject to options held by Jacob Huff, M.D., our Vice President of Medical Affairs, which are currently exercisable or exercisable within 60 days of February 15, 2001, and 2,000 shares held by Luigi Lenaz, M.D., our Vice President - Oncology Division. Dr. Lenaz is also President of our subsidiary, NeoOncoRx, Inc., and beneficially owns 5,000 shares of the common stock of NeoOncoRx, Inc. Also includes 1,000 shares held by John McManus, our Vice President of Investor Relations, 2,050 shares held by the NeoTherapeutics, Inc. 401(k) Plan for the benefit of Mr. McManus, 10,000 shares subject to options held by Mr. McManus, which are currently exercisable or exercisable within 60 days of February 15, 2001, and 8,600 shares subject to a warrant held by Mr. McManus, which is currently exercisable or exercisable within 60 days of February 15, 2001.

                       PROPOSAL: APPROVAL OF AMENDMENT TO
                    CERTIFICATE OF INCORPORATION TO INCREASE
                 THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

        Our Certificate of Incorporation currently authorizes the issuance of 30,000,000 shares of capital stock, consisting of (a) 25,000,000 shares of common stock, $.001 par value per share, and (b) 5,000,000 shares of preferred stock, $.001 par value per share. On February 12, 2001 our Board of Directors unanimously adopted resolutions, subject to stockholder approval, proposing that the Certificate of Incorporation be amended to increase the authorized number of shares to 55,000,000 shares, having $.001 par value per share. Of this number of shares, 50,000,000 shares would be classified as common stock and 5,000,000 shares would remain classified as preferred stock.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

        If the amendment is approved by our stockholders at the Special Meeting,
Article 4 of our Certificate of Incorporation, as amended, would read in its entirety as follows:

        "The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 55,000,000 shares, consisting of (a) 50,000,000 shares of common stock, $.001 par value per share (the "Common Stock"), and (b) 5,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock")."

        The amendment would become effective upon the filing with the Delaware Secretary of State of a Certificate of Amendment to our Certificate of Incorporation. If the amendment is approved by the required vote of our stockholders, we intend to file the Certificate of Amendment as soon as practicable after such approval is obtained and we expect that the filing would be made on or about April 6, 2001.

PURPOSE AND GENERAL EFFECT OF THE AMENDMENT

        The Board of Directors believes that the increase in the authorized number of shares of our common stock from 25,000,000 to 50,000,000 shares is necessary to provide us with a sufficient number of shares for any stock dividends or stock splits, financings, acquisitions, management incentive or employee benefit plans and for other general corporate purposes. No further action by stockholders would be necessary prior to the issuance of additional shares of our common stock except as may be required by law or by the applicable regulations of the Nasdaq Stock Market.

        There will be no change in the voting rights, liquidation rights, preemptive rights or any other stockholder rights as a result of the proposed amendment. However, the additional shares might be issued at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present holders of our common stock.

        As of February 16, 2000, the Record Date for the Special Meeting, 16,005,319 shares of common stock were outstanding. Due to recent fluctuations in the market price of our common stock, we were obligated to keep 19,212,129 shares reserved for issuance in relation to outstanding options, warrants, stock option and purchase plans, and shares issuable upon conversion of convertible securities, including those that feature fluctuating conversion prices. Contractual commitments require us to keep reserved for issuance at all times 200% of the number of shares that would be issuable upon exercise or conversion of our fluctuating price securities.

        Accordingly, at such date, we had contingent obligations to issue approximately 10,217,448 shares of common stock which were not authorized by our Certificate of Incorporation. Approximately 10,729,216 shares are issuable pursuant to warrants and options which contain exercise prices in excess of the current market price of our common stock. If the market price of our common stock were to rise above the respective exercise prices of the warrants and options, we could be prevented from fulfilling our obligations to issue such shares due to our failure to maintain a sufficient number of authorized but unissued shares. If the market price of our common stock were to fall, additional shares of common stock would be issuable upon conversion of the fluctuating price securities, and we could be prevented from fulfilling our obligations to issue such shares due to our failure to maintain a sufficient number of authorized but unissued shares.

        The proposed additional shares of common stock would be a part of the existing class of our common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding.

POTENTIAL ANTI-TAKEOVER EFFECT

        The increase in our authorized shares may be construed as having an anti-takeover effect. Although neither our Board of Directors nor our management views the increase of the authorized shares as an anti-takeover measure, we could use the available shares to frustrate persons seeking to effect a takeover or otherwise gain control of NeoTherapeutics by making it more difficult, or discourage to varying degrees and in various circumstances, a merger, tender offer, proxy contest or acquisition of control of a large block of our common stock without prior approval of the Board.

        We are not aware of any existing or planned effort on the part of any party to accumulate material amounts of voting stock, or to acquire NeoTherapeutics by means of a merger, tender offer, solicitation of proxies in opposition to management or otherwise, or to change our management, nor are we aware of any person having made any offer to acquire our voting stock or assets.

INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS IN THE MATTER

        Except in their capacities as stockholders of the Company, none of our Directors or executive officers or any of their associates has a substantial interest, direct or indirect, in the proposed transaction. Furthermore, none of our Directors or executive officers has or will derive an extra or special benefit not shared on a pro rata basis with our other stockholders.

REQUIRED VOTE

        See VOTE REQUIRED under VOTING AND SOLICITATION above.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS
PROPOSAL.

                              STOCKHOLDER PROPOSALS

        Any stockholder who desired to submit a proposal for action at the 2001 Annual Meeting of Stockholders and inclusion in the Company's proxy statement with respect to such meeting should have arranged for such proposal to be delivered to the Company at its principal place of business no later than December 31, 2000 in order to be considered for inclusion in the Company's proxy statement relating to such meeting. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by the Securities Exchange Act of 1934, the Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

        Rule 14a-4(c)(1) governs our use of our discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in our proxy statement. Rule 14A-4(c)(1) provides that if a proponent of a proposal fails to notify us at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then we will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussions of the matter in the proxy statement.

                                  OTHER MATTERS

        The Board of Directors knows of no other business to be acted upon at the Special Meeting. However, if any other business properly comes before the Special Meeting, the persons named in the enclosed proxy will have the discretion to vote on such matters in accordance with their best judgment.


March 1, 2001                                 By Order of the Board of Directors

                                              /s/ Samuel Gulko
                                              ----------------------------------
                                                  Samuel Gulko
                                                  Secretary

                                      PROXY

                              NEOTHERAPEUTICS, INC.
                              157 TECHNOLOGY DRIVE
                            IRVINE, CALIFORNIA 92618

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            OF NEOTHERAPEUTICS, INC.

        The undersigned hereby appoints Dr. Alvin J. Glasky and Samuel Gulko, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of NEOTHERAPEUTICS, INC. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the Company's corporate headquarters located at 157 Technology Drive, Irvine, California, on April 6, 2001 at 9:00 A.M., and at any and all adjournments or postponements thereof, as follows:

        Proposal to approve of an amendment to the Certificate of Incorporation to increase the authorized number of Common Shares, $.001 par value per share, from 25,000,000 to 50,000,000.

        [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

        This Proxy when properly executed will be voted in the manner directed above. If no direction is given, this proxy will be voted FOR the proposal.

       IMPORTANT -- PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

                          (continued from reverse side)

                           (Continued from other side)

        This Proxy confers discretionary authority to vote on any other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement (with all enclosures and attachments) dated March 1, 2001.


                                                  Dated:                  , 2001
                                                        ------------------


                                                  ------------------------------
                                                  Signature


                                                  ------------------------------
                                                  Signature if held jointly

        Please date this Proxy and sign it exactly as your name or names appear hereon. When shares are held by two or more persons, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the President or other authorized officer. If shares are held by a partnership, please sign in partnership name by an authorized person. If your address is incorrectly shown, please print changes.

                  Please mark, sign, date and return this Proxy
                     promptly using the enclosed envelope.

          [ ] I/we plan to attend the Special Meeting of Stockholders.